 SAFE HARBOR STATEMENTThis presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon many assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company and are subject to change based on many important factors. Such factors include, but are not limited to: (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities; (x) the Company’s ability to realize operating savings over time and in fiscal year 2021 in connection with our multi-year Business Optimization Program; (xi) the impact of COVID-19 on our operations, performance, and financial condition; and (xii) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances.  NON-GAAP MEASURESIn this presentation, management provides the following non-GAAP performance measures:Adjusted Earnings Per Share (“Adjusted EPS”);Free Cash Flow less Product Development Spending;Adjusted Revenue;Adjusted Operating Income and margin;Adjusted Contribution to Profit (“Adjusted CTP”) and margin;Adjusted EBITDA;Organic revenue; andResults on a constant currency (“CC”) basis.Management believes non-GAAP financial measures, which exclude the impact of restructuring charges and credits and other items, provide supplementary information to support analyzing operating results and earnings and are commonly used by shareholders to measure our performance. Free Cash Flow less Product Development Spending helps assess our ability over the long term to create value for our shareholders. Results on a constant currency basis removes distortion from the effects of foreign currency movements to provide better comparability of our business trends from period to period. We measure our performance before the impact of foreign currency (or at “constant currency” “CC”), which means that we apply the same foreign currency exchange rates for the current and equivalent prior period.

   Wiley is increasing the speed, volume, and impact of research and education   Business Review      Wiley is increasing the speed, accessibility, and impact of research and education

Wiley is a digital company

Strong growth in digital content, platforms, and services


83%
Digital
Products & Services
17%
Print
TTM

- Digital and tech-enabled services growing 7% TTM
- Share of revenue from digital:
  - Research – 95%
  - Education Services – 100%
  - Academic & Professional – 56% and accelerating
- Recurring revenue – 55%
- Print declining as share of portfolio but still profitable
- Digital enables lower cost, increased volume and attractive profitability

4

WILEY

Consistent strategies aligned with accelerating growth trends

YTD

Open Research

Article Output
+17%

OA Revenue
+40%

Hindawi strengthens OA position and accelerates strategy

Strategic read and publish agreements yielding strong momentum

Online Education

Online Enrollment
+13%

New Student Starts
+19%

New university partnerships and programs around the world

Growing momentum for tech-talent training and placement

Digital Curriculum

Digital Content Revenue
+20%

Digital Courseware Activations
+24%

WileyPLUS records 1M activations – a first in a fiscal year period

zyBooks with 325K students at 900 universities and 60%+ revenue growth

5
WILEY

Focused execution driving strong momentum and earnings growth

Third Quarter Performance

Revenue	GAAP EPS	Adj. EPS	Adj. EBITDA
+2%*	-$0.24**	+6%*	+7%*
$483M	$0.39	$0.68	$104M

Research Publishing & Platforms
Revenue and profit as expected, with strong open access growth and impact from acquisitions offsetting COVID-related subscription pressure; Q3 EBITDA margin of 34%

Academic & Professional Learning
Continued digital growth across the segment; profit improvement from business optimization initiatives and COVID-related savings; Q3 EBITDA margin of 29%

Education Services
Strong organic growth and continued double-digit increases in new student starts and enrollment; Q3 EBITDA margin of 19%

*At constant currency
**Decline driven by restructuring charges totaling $0.28/share (mostly real estate)
Revenue -1% excluding impact of acquisitions and foreign exchange

6

WILEY

Research Publishing & Platforms

Growth in Open Access (OA) and Platforms offsetting modest COVID-related subscription pricing pressure

Revenue
+1%
$240M

Adj. EBITDA
Even
$82M

Change at constant currency
Revenue -2% excluding acquisitions and impact of FX

- Publishing revenue +1% as expected
  - Open access growth offsetting modest pricing pressure in subscriptions
  - Strong momentum in corporate solutions (career centers)
- Platforms' revenue +4% reflecting new client launches and 99% retention
- EBITDA performance muted by planned investment in process optimization and automation; Adjusted EBITDA margin at 34% for quarter

Article Output	Content Usage
+17%	+20%
YTD	YoY

7

WILEY

Research – Spotlight on Hindawi

Acquisition of rapidly growing OA publisher brings substantial revenue synergy and operational efficiencies

WILEY | Hindawi

"We assign this move a positive rating because Wiley's expectations of synergistic revenue opportunities across a larger pool of diversified customers are realistic...Open access favors publishers with extensive, diverse portfolios of OA articles, proven thought leadership, and an appetite for innovation."

-Research Industry Analyst

- Highly complementary with over 200 high-quality OA journals
- Accelerates article cascade strategy with expanded portfolio options
- Adds highly-effective, low-cost infrastructure for increased publishing speed and capacity and author-friendly workflows
- OA publishing services complement Wiley's Research Platforms business and society partnerships

FY20 Revenue	FY20 Rev Growth	FY20 EBITDA%
$38M	+50%	45%

Hindawi's fiscal year ending December 31, 2020. EBITDA excludes acquisition costs.

8

WILEY

Academic & Professional Learning

Continued momentum in digital courseware and further recovery in Professional Learning

Revenue
-4%
$174M

Adj. EBITDA
+2%
$50M

Change at constant currency

- Education Publishing -4% with continued digital growth offset by declines in printed course material and COVID-related declines in test prep
- Professional Learning -4% with signs of recovery in corporate e-learning and training and in trade publishing
- EBITDA growth mainly from business optimization initiatives and COVID-related savings; Adjusted EBITDA margin at 29% for quarter

Digital Content Revenue
+10%
YoY

Courseware Activations
+20%
YoY

9

WILEY

Education Services

Profitable growth strategy yielding strong results; online university program demand accelerating

Revenue
+24%
$69M

Adj. EBITDA
+$12M
$13M

Change at constant currency

Revenue at constant currency up 13% excluding m*three* acquisition (+$7M)

- Education Services organic revenue growth of 13% from strong enrollment and program launches
- Four full-service partners added – Tel Aviv (Israel), Lebanese American (Lebanon), New Mexico Highlands (US) and Spring Hill (US); New York University (US) added as unbundled services partner
- mthree momentum increasing – new Fortune 500 corporate clients, solid pipeline and 10%+ placement growth over prior quarter
- Adjusted EBITDA margin at 19% for quarter

Enrollment
+15%
YoY

New Student Starts
+29%
YoY

10

WILEY

 Financial ReviewJohn KritzmacherEVP & CFO

 Cash Flow, Balance Sheet, and Returns to Shareholders  Free Cash Flow: $80M (vs. $5M in prior year period) due to improved earnings, working capital timing and lower capexCapex: $75M YTD (vs. $84M in prior year period) focused on tech-enabled products and services, as well as process optimization and automationModest Leverage: Net Debt/EBITDA 2.2 TTM inclusive of $298M Hindawi acquisitionAmple Liquidity: $620M including $91M cash on hand and $529M of undrawn credit capacityShare Repurchases: resumed in early January; acquired 147K shares at average cost of $48.09/ share  Capital Allocation

Business Optimization and Cost Measures

Business Optimization

- Research: end-to-end publishing process optimization, including automating cascade, accelerating time-to-publish, increasing scale efficiencies and reducing overall cost per article; Hindawi acquisition a catalyst for further gains
- Academic & Professional Learning: build out of ecommerce capabilities to leverage accelerated shift to direct-to-consumer
- Education Services: optimization of student journey, from inquiry to enrollment

Facilities

- Virtual work environment made permanent for small office locations; hybrid model planned for larger facilities
- Global footprint reduced by 12%
- $21M restructuring charge to yield ~$8M in annualized savings

COVID-Related Savings

- Continued savings in travel and marketing events
- Anticipate much-reduced steady state travel and event spending post-pandemic

13

WILEY

Fiscal 2020Actual  Fiscal 2021 Previous Outlook  Fiscal 2021 Current Outlook  Revenue  $1,831M  $1,865-$1,885M  Raised, $1,900-$1,920M  Adjusted EBITDA  $356M  $380-$395M  Raised, $395-$410M  Adjusted EPS  $2.40  $2.50-$2.70  Raised, $2.60-$2.75  Free Cash Flow  $173M  $175-$200M  Raised, $200-$225M  Full Year Outlook Raised   Current outlook reflects actual currency impact to date, current exchange rates sustained through Q4 (Euro at $1.18 and Pound Sterling at $1.32), and the approximate four-month impact of the Hindawi acquisition (Revenue +$10M, Adjusted EBITDA neutral, and Adjusted EPS -$0.15).

 Key Takeaways  Continued strong momentum in Research publishing output and digital platforms  Increasing adoption of digital content and courseware across Academic & Professional  Strong growth in online enrollment and career-focused degree programs in Education Services  Expanding network of universities, societies and corporate partners  Advancing core growth strategies through targeted M&A  Raised full year outlook for revenue, earnings, and cash flow

 Thanks for joining us  Earnings material and events calendar at https://www.wiley.com/en-us/investorsQ4 2021 Earnings Call – JuneContact us for follow-up at brian.campbell@wiley.com | +1(201) 748-6874

 Appendix – Reconciliation of Adjusted EPS

 Appendix – Reconciliation of Adjusted EBITDA